UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March, 1 2007
(Date of Report)

ECASH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-13822	52-2171803
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2535 Pilot Knob Road, Suite 118, Mendota Heights
Minnesota, 55120
(Address of principal executive offices) (Zip Code)

(651) 452-1606
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01- Entry into a Material Definitive Agreement.

On March 1, 2007, the Company entered into an Agreement and Plan of Merger, by and among ECash, Inc., a Delaware corporation (“Company”), ECSI Acquisition Corp., a Florida corporation (“Acquisition Corp.”), and Clarity Imaging International, a Texas corporation (“Clarity”)

As part of this two pronged Agreement, Acquisition Corp. was merged with and into Clarity at which time the separate legal existence of Acquisition Corp. ceased and Clarity became the surviving corporation in the First Merger. Clarity then merged with and into the Company (sometimes hereinafter referred to as the “Surviving Corporation”), and thereafter the separate existence of Clarity ceased to exist and at which time the Company succeeded to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, registrations, bank accounts, contracts, patents, copyrights and other assets of every kind and description of Clarity and continued its corporate existence under the laws of the State of Delaware.

The Agreement requires shareholder approval from eCash, Inc. shareholders.

Clarity Imaging International

Clarity Imaging International, Inc. (n/k/a/ Netfone, Inc.) (“Clarity”) is a controlled subsidiary, which specializes in the packaging and delivery of diagnostic services and other innovative and highly leveragable health care technologies and/or services. Clarity will focus on a number of imaging related businesses.  The first business will be the development and management of medical imaging centers. These centers would be developed with Hospitals and Radiology Groups.  Clarity will be an equity partner in many of these centers as well as having a long term management services contract to operate the center.

Another major line of business will be the development of physician office based diagnostic services. Management anticipates that in late 2007 and the first quarters of 2008 Clarity will also be developing an Esophageal Capsule Endoscopy program.  Esophageal capsule endoscopy is a diagnostic procedure that allows a physician to "look" into the esophagus or swallowing tube without the oral passage of an endoscope. This exam does not replace upper endoscopy to view the stomach and proximal small bowel.

Esophageal capsule endoscopy is a video capsule system that has two cameras, each pointed out of the two ends of the capsule. The capsule, which is about the size of a large vitamin pill, contains LEDs (light emitting diodes), two lenses, two color camera chips, two silver oxide batteries, a radio frequency transmitter, and an antenna. Each camera takes pictures at a rate of 7 frames per second or 14 frames per second when combined. The cameras have CMOS (complementary metal oxide semiconductor) chips, which require less power than present CCD (charged coupled device) chips found on video endoscopes and digital cameras. They can operate at very low levels of illumination.

The capsule transmits the images to a recording device worn about a patient's waist. Once the study is completed, the recording device is downloaded to a computer workstation whose software provides the images to a computer screen. The capsule is disposable and does not need to be retrieved by a patient. It is passed naturally in a bowel movement.

This service allows a primary care physician to prescribe a diagnostic test that replaces the need for endoscopic intervention and to earn revenue through the provision of the service in their office. The reimbursement for this service is in process with Medicare approving its use for portal hypertension.  Studies are underway for the inclusion of GERD (also known as acid reflux) and other diseases of the Esophagus.

The above services are healthcare care imaging and diagnostic testing services.  All require an approved CPT code.  Other than the Esophageal capsule, the others all have approved CPT codes and reimbursements assigned.

Imaging Center development business will come through Clarity’s already nationally established reputation and experience in the imaging field.  Clarity’s management expects to add 4-5 centers in late 2007 and 2-3 centers each of the next 3 years.

The physician practice based services will be heavily marketed through national medical associations and through the manufactures assistance through their national marketing and advertising programs.

In addition to imaging services, Clarity also provides management services that include billing, scheduling, and asset purchasing and overall operational management. These imaging centers perform magnetic resonance imaging (MRI) on patients for diagnostic purposes and may begin to perform MRI guided, non-invasive surgery for therapeutic purposes. Clarity generates revenues by charging management fees to facilities. Clarity currently has four employees.

Clarity has relied on the professional contacts of John Relic, the president of its imaging business, to secure additional centers to which it can provide management services.

Customer Concentration

Clarity expects that most of its customers will be hospitals, hospital groups, university health systems and large medical group. Because the Company is in its development stage, it is difficult to predict the future importance of any one or more customers. However, Clarity will seek to build a customer base that is sufficiently diverse so that its business is not materially dependent on any one or few customers.

Overview and Plan of Operations

While Clarity has begun to generate revenue from its operations, it is an early stage company that is not yet profitable. Clarity manages diagnostic imaging centers in California and Texas. These imaging centers perform magnetic resonance imaging (MRI) on patients for diagnostic purposes. Medical Imaging is the fastest growing segment of the domestic healthcare markets.

DESCRIPTION OF PROPERTY

The Clarity Imaging office is in Austin and consists of approximately 1,300 square feet. This lease is for 24 months, with a 24 month renewal option, and expires in March of 2007. The other offices are all in the 1,000 square foot or smaller range, and under month to month terms.

Risk Factors Related Strictly to Clarity

Risks related to our Business

If we are unable to develop and maintain alliances with strategic partners, we may have difficulty developing and selling our products and services.

Our ability to develop business alliances with medical device, medical service and/or health- related companies is an essential component of our strategy. There can be no assurance that our efforts to develop such business relationships will progress to mature relationships or that any such relationships will be successful. Generally, our arrangements with strategic partners do not require those partners to purchase or commit to sell any minimum amount of our products or services, and therefore these partners may not devote sufficient resources to the development and sale of our products and technologies. Moreover, some of our arrangements with strategic partners are not exclusive, and these partners may develop products or technologies competitive with our products and technologies. If our alliances with strategic partners are not successful or if we are unable to negotiate acceptable alliances in the future, the development of our products and services could be impeded and our financial results negatively impacted.

We depend heavily on key personnel.

Our performance is substantially dependent on the performance of our Chairman and Chief Executive Officer, Michael Chermak, our President and Chief Operating Officer, John Relic, and other key employees. Although none of these employees has indicated that he intends to leave the Company, the loss of the services of any of these employees could have a material adverse effect on the business, operating results and financial condition of the Company.

Our common stock is subject to the "penny stock" rules of the SEC, which will make transactions in our common stock cumbersome and may depress the trading price of our common stock.

Our securities are subject, and may in the future continue to be subject, to the “penny stock” rules adopted pursuant to Section 15(g) of the Exchange Act. The penny stock rules apply generally to companies whose common stock trades at less than $5.00 per share, subject to certain limited exemptions. Such rules require, among other things, that brokers who trade “penny stocks” to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade “penny stocks” because of the requirements of these rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that we remain subject to the penny stock rules for any significant period, there may develop an adverse impact on the market, if any, for our securities.

We will incur significant additional expense related to compliance with the internal control over financial reporting requirements and other requirements of the Sarbanes Oxley Act of 2002 (“Sarbanes-Oxley”), and any inability to comply with these requirements may harm our business and the price of our common stock.

It may be time consuming, difficult and costly for us to develop and implement the additional internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal auditing and other finance staff in order to develop and implement appropriate additional internal controls, processes and reporting procedures. If we are unable to comply with these requirements of the Sarbanes-Oxley Act, we may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires publicly traded companies to obtain.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our common stock.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and current SEC regulations, beginning with our annual report on Form 10-KSB for our fiscal period ending June 30, 2008, we will be required to furnish a report by our management on our internal control over financial reporting. We will soon begin the process of documenting and testing our internal control procedures in order to satisfy these requirements, which is likely to result in increased general and administrative expenses and may shift management time and attention from revenue-generating activities to compliance activities. While our management is expending significant resources in an effort to complete this important project, there can be no assurance that we will be able to achieve our objective on a timely basis. There also can be no assurance that our auditors will be able to issue an unqualified opinion on management’s assessment of the effectiveness of our internal control over financial reporting. Failure to achieve and maintain an effective internal control environment or complete our Section 404 certifications could have a material adverse effect on our stock price.

In addition, in connection with our on-going assessment of the effectiveness of our internal control over financial reporting, we may discover “material weaknesses” in our internal controls as defined in standards established by the Public Company Accounting Oversight Board, or the PCAOB. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The PCAOB defines “significant deficiency” as a deficiency that results in more than a remote likelihood that a misstatement of the financial statements that is more than inconsequential will not be prevented or detected.

In the event that a material weakness is identified, we will employ qualified personnel and adopt and implement policies and procedures to address any material weaknesses that we identify. However, the process of designing and implementing effective internal controls is a continuous effort that requires us to anticipate and react to changes in our business and the economic and regulatory environments and to expend significant resources to maintain a system of internal controls that is adequate to satisfy our reporting obligations as a public company. We cannot assure you that the measures we will take will remediate any material weaknesses that we may identify or that we will implement and maintain adequate controls over our financial process and reporting in the future.

Any failure to complete our assessment of our internal control over financial reporting, to remediate any material weaknesses that we may identify or to implement new or improved controls, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements. Any such failure could also adversely affect the results of the periodic management evaluations of our internal controls and, in the case of a failure to remediate any material weaknesses that we may identify, would adversely affect the annual auditor attestation reports regarding the effectiveness of our internal control over financial reporting that are required under Section 404 of the Sarbanes-Oxley Act of 2002. Inadequate internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Stockholders are subject to potential dilution as a result of future issuances of securities.

In the event the Company needs additional capital, the Company may offer to sell additional stock with rights, preferences and privileges senior to our common stock. Any such issuance would dilute the outstanding stockholders’ equity interests in the Company and might adversely affect the value of the outstanding shares.

Section 5-- Corporate Governance and Management

Item 5.01-- Changes in Control of Registrant.

As a consequence of the reverse merger transaction, a change of control occurred. The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them subsequent to the reverse merger.

Shareholder Name	Amount of Shares Owned	Percentage of Class Owned
Bridgetech Holdings International, Inc.	12,390,400	72.60%
John Relic	853,333	5.00%
Michael Chermak	853,333	5.00%
Lynn Dixon	28,444	0.14%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a consequence of the reverse merger transaction, the following appointment or reappointment of officers and Directors were confirmed on March 1, 2007 (and on March 8, 2007 upon appointed to the Board of Directors). The names of each appointed director or officer are listed below with their appointed officer/director position adjacent to their name and their respective biographies below.

Name	Age	Title(s)
Michael D. Chermak	46	Chairman and Chief Executive Officer
Lynn Dixon	48	Director
John Relic	53	President

Michael D. Chermak has been the Chief Executive Officer of Clarity since February 26, 2007 and will be appointed our Chairman of the Board of Directors of the Company on March 8, 2007. Michael D. Chermak has been the Chairman of the Board of Directors and Chief Executive Officer of Bridgetech Holdings International, Inc. since May 2, 2005. From June, 2004 through May, 2005, Mr. Chermak was the Chairman of the Board of Directors and Chief Executive Officer of Retail Pilot, , a private company located in San Diego, California that marketed security devices to the retail industry. From August 2003 to June 2004, Mr. Chermak was the Chief Executive Officer Carttronics, LLC, which made and marketed loss prevention solutions for retailers. From June 2001 to July 2002, Mr. Chermak was the chief executive officer of First Opinion Corp. which develops software used to assist healthcare providers in making differential diagnoses of patients.

John Relic is the President of Clarity, which the Company acquired in 2005 and will continue in the role for the Company. From 1996 through the present, Mr. Relic has been a Certified Medical Practice Executive (certification through Medical Group Management Association). Mr. Relic received his Masters in Public Health-Health Services Administration from the University of California Planning.

Lynn M. Dixon is currently the President and CEO of Freedom Financial Consulting, Inc. which he joined in March of 2005. Prior to this position, Mr. Dixon served in a variety of sales, management and executive positions for two industry leading independent leasing companies. More recently at Insight Investments, Inc he served as a senior executive from September 2003 to February 2005. Just prior to that Mr. Dixon worked at Comdisco, Inc from July 1992 to August 2003. His last position there was as EVP where he directed all IT sales and operational functions on a global basis. In addition, Mr. Dixon was President of Comdisco’s Healthcare Division and was responsible for all aspects of the business.

Section 9.01 - Financial Statements and Exhibits

a)	Financial statements of business acquired.

Clarity Imaging International, Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period of Inception to December 31, 2006, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this
Form 8-K.

(b)	Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Clarity Imaging international, Inc. and Ecash, Inc. are filed as Exhibit 99.2 to this Form 8-K/A.

(c)	Exhibits

Exhibit No. Description
2.1   Agreement and Plan of Merger by and between Clarity Imaging International, Inc., Econ Acquisition Corp., and Ecash, Inc. dated March 1, 2007.

99.1         Clarity Imaging international, Inc. Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period of Inception to December 31, 2006, together with the Report of the Independent Auditors, together with the Report of the Independent Auditors. The statements will be filed by amendment.

99.2         Un-audited Pro Forma Combined Financial Statements of Clarity Imaging International, Inc. and Ecash, Inc. The statements will be filed by amendment.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ECASH, INC.

Richard Schafer, President